                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [ ] Preliminary Proxy Statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [X] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                   NUVEEN TEXAS QUALITY INCOME MUNICIPAL FUND
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

--------------------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

     (3) Filing party:

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     (4) Date filed:

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

NOTICE OF ANNUAL MEETING                                      333 West Wacker Drive
OF SHAREHOLDERS                                               Chicago, Illinois
OCTOBER 24, 2001                                              60606
                                                              (800) 257-8787

NUVEEN ARIZONA PREMIUM INCOME MUNICIPAL FUND, INC.
NUVEEN CONNECTICUT PREMIUM INCOME MUNICIPAL FUND
NUVEEN GEORGIA PREMIUM INCOME MUNICIPAL FUND
NUVEEN MARYLAND PREMIUM INCOME MUNICIPAL FUND
NUVEEN MASSACHUSETTS PREMIUM INCOME MUNICIPAL FUND
NUVEEN MICHIGAN QUALITY INCOME MUNICIPAL FUND, INC.
NUVEEN MICHIGAN PREMIUM INCOME MUNICIPAL FUND, INC.
NUVEEN MISSOURI PREMIUM INCOME MUNICIPAL FUND
NUVEEN NORTH CAROLINA PREMIUM INCOME MUNICIPAL FUND
NUVEEN OHIO QUALITY INCOME MUNICIPAL FUND, INC.
NUVEEN TEXAS QUALITY INCOME MUNICIPAL FUND
NUVEEN VIRGINIA PREMIUM INCOME MUNICIPAL FUND

September 17, 2001

TO THE SHAREHOLDERS OF THE ABOVE FUNDS:

Notice is hereby given that the Annual Meeting of Shareholders of each of Nuveen Arizona Premium Income Municipal Fund, Inc., Nuveen Michigan Quality Income Municipal Fund, Inc., Nuveen Michigan Premium Income Municipal Fund, Inc. and Nuveen Ohio Quality Income Municipal Fund, Inc., each a Minnesota corporation, and Nuveen Connecticut Premium Income Municipal Fund, Nuveen Georgia Premium Income Municipal Fund, Nuveen Maryland Premium Income Municipal Fund, Nuveen Massachusetts Premium Income Municipal Fund, Nuveen Missouri Premium Income Municipal Fund, Nuveen North Carolina Premium Income Municipal Fund, Nuveen Texas Quality Income Municipal Fund and Nuveen Virginia Premium Income Municipal Fund, each a Massachusetts business trust (individually, a "Fund" and, collectively, the "Funds"), will be held in the 31st floor conference room of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois, on Wednesday, October 24, 2001, at 11:00 a.m., Chicago time, for the following purposes and to transact such other business, if any, as may properly come before the Annual
Meeting:

1. To elect (7) Board Members to the Board of each Fund as outlined below to serve until the next Annual Meeting and until their successors shall have been duly elected and qualified:

        a.) five (5) Board Members to be elected by the holders of Common Shares and Municipal Auction Rate Cumulative Preferred Shares ("MuniPreferred"), voting together as a single class, and;

       b.) two (2) Board Members to be elected by the holders of MuniPreferred only, voting separately as a single class.

2. To transact such other business as may properly come before the Annual
Meeting.

Shareholders of record of each Fund at the close of business on August 10, 2001 are entitled to notice of and to vote at that Fund's Annual Meeting.

ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IN ORDER TO AVOID DELAY AND ADDITIONAL EXPENSE TO YOUR FUND, AND TO ASSURE THAT YOUR SHARES ARE REPRESENTED, PLEASE VOTE AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. YOU MAY VOTE BY MAIL, TELEPHONE OR OVER THE INTERNET. TO VOTE BY MAIL, PLEASE MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. TO VOTE BY TELEPHONE, PLEASE CALL THE TOLL-FREE NUMBER LOCATED ON YOUR PROXY CARD, ENTER THE CONTROL NUMBER PROVIDED ON YOUR PROXY CARD, AND FOLLOW THE RECORDED INSTRUCTIONS, USING YOUR PROXY CARD AS A GUIDE. TO VOTE OVER THE INTERNET, GO TO WWW.PROXYVOTE.COM, ENTER THE CONTROL NUMBER PROVIDED ON THE PROXY CARD, AND FOLLOW THE INSTRUCTIONS, USING YOUR PROXY CARD AS A GUIDE.

Gifford R. Zimmerman
Vice President and Secretary

JOINT PROXY STATEMENT                                         333 West Wacker Drive
                                                              Chicago, Illinois
                                                              60606
                                                              (800) 257-8787

NUVEEN ARIZONA PREMIUM INCOME MUNICIPAL FUND, INC.
NUVEEN CONNECTICUT PREMIUM INCOME MUNICIPAL FUND
NUVEEN GEORGIA PREMIUM INCOME MUNICIPAL FUND
NUVEEN MARYLAND PREMIUM INCOME MUNICIPAL FUND
NUVEEN MASSACHUSETTS PREMIUM INCOME MUNICIPAL FUND
NUVEEN MICHIGAN QUALITY INCOME MUNICIPAL FUND, INC.
NUVEEN MICHIGAN PREMIUM INCOME MUNICIPAL FUND, INC.
NUVEEN MISSOURI PREMIUM INCOME MUNICIPAL FUND
NUVEEN NORTH CAROLINA PREMIUM INCOME MUNICIPAL FUND
NUVEEN OHIO QUALITY INCOME MUNICIPAL FUND, INC.
NUVEEN TEXAS QUALITY INCOME MUNICIPAL FUND
NUVEEN VIRGINIA PREMIUM INCOME MUNICIPAL FUND

GENERAL INFORMATION

This Joint Proxy Statement is furnished in connection with the solicitation by the Board of Directors or Board of Trustees, as the case may be, (each a "Board" and each director or trustee a "Board Member") of each of Nuveen Arizona Premium Income Municipal Fund, Inc. ("Arizona Premium"), Nuveen Michigan Quality Income Municipal Fund, Inc. ("Michigan Quality"), Nuveen Michigan Premium Income Municipal Fund, Inc. ("Michigan Premium"), Nuveen Ohio Quality Income Municipal Fund, Inc. ("Ohio Quality"), each a Minnesota corporation, and Nuveen Connecticut Premium Income Municipal Fund ("Connecticut Premium"), Nuveen Georgia Premium Income Municipal Fund ("Georgia Premium"), Nuveen Maryland Premium Income Municipal Fund ("Maryland Premium"), Nuveen Massachusetts Premium Income Municipal Fund ("Massachusetts Premium"), Nuveen Missouri Premium Income Municipal Fund ("Missouri Premium"), Nuveen North Carolina Premium Income Municipal Fund ("North Carolina Premium"), Nuveen Texas Quality Income Municipal Fund ("Texas Quality") and Nuveen Virginia Premium Income Municipal Fund ("Virginia Premium"), each a Massachusetts business trust, (individually, a "Fund" and, collectively, the "Funds"), of proxies to be voted at the Annual Meeting of Shareholders of each Fund to be held on October 24, 2001 (for each Fund, an "Annual Meeting" and, collectively, the "Annual Meetings"), and at any and all adjournments thereof.

On the matters coming before each Fund's Annual Meeting as to which a choice has been specified by the shareholders of that Fund on the proxy, the shares of that Fund will be voted accordingly. If no choice is so specified, the shares of each Fund will be voted FOR the election of the nominees as listed in this Joint Proxy Statement. Shareholders of any Fund who execute proxies may revoke them at any time before they are voted by filing with that Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

The Board of each Fund has determined that the use of this Joint Proxy Statement for the Fund's Annual Meeting is in the best interest of the Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders. Shareholders of each

Fund will vote separately on each proposal relating to their Fund, and a vote on a proposal by the shareholders of one Fund will not affect the vote on the proposal by the shareholders of another Fund.

The following table indicates which shareholders are solicited with respect to each matter:

------------------------------------------------------------------------------------
MATTER                                           COMMON SHARES    MUNIPREFERRED(1)
------------------------------------------------------------------------------------
 1a. Election of Board Members by all                  X                  X
     shareholders (Robert P. Bremner, Lawrence
     H. Brown, Anne E. Impellizzeri, Peter R.
     Sawers and Judith M. Stockdale nominated)
------------------------------------------------------------------------------------
  b. Election of Board Members by                     N/A                 X
     MuniPreferred only (William J. Schneider
     and Timothy R. Schwertfeger nominated)
------------------------------------------------------------------------------------

(1) "MuniPreferred" means "Municipal Auction Rate Cumulative Preferred Shares."

A quorum of shareholders is required to take action at each Fund's Annual Meeting. A majority of the shares entitled to vote at each Annual Meeting, represented in person or by proxy, will constitute a quorum of shareholders at that Annual Meeting, except that for the election of the two Board Member nominees to be elected by holders of MuniPreferred of each Fund, 33 1/3% of the MuniPreferred shares entitled to vote and represented in person or by proxy will constitute a quorum. Votes cast by proxy or in person at each Annual Meeting will be tabulated by the inspectors of election appointed for that Annual Meeting. The inspectors of election will determine whether or not a quorum is present at the Annual Meeting. The inspectors of election will treat abstentions and "broker non-votes" (i.e., shares held by brokers or nominees, typically in "street name," as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

For purposes of determining the approval of the matters submitted for a vote of the shareholders of each Fund (except Connecticut Premium, Georgia Premium, Maryland Premium, Massachusetts Premium, Missouri Premium, North Carolina Premium, Texas Quality and Virginia Premium, the "Massachusetts Business Trusts"), abstentions and broker non-votes will be treated as shares voted against the election of Board Members. For purposes of determining the approval of the matters submitted for a vote of the shareholders of the Massachusetts Business Trusts, abstentions and broker non-votes will have no effect on the election of Board Members. The details of the proposal to be voted on by the shareholders of each Fund and the vote required for approval of the proposal are set forth under the description of the proposal below.

Those persons who were shareholders of record at the close of business on August 10, 2001, will be entitled to one vote for each share held. As of August 10, 2001, the following shares of the Funds were issued and outstanding:

---------------------------------------------------------------------------------------
                FUND                    SYMBOL    COMMON SHARES       MUNIPREFERRED
---------------------------------------------------------------------------------------
 Arizona Premium                        NAZ         4,391,839      1,200    Series TH
---------------------------------------------------------------------------------------
 Connecticut Premium                    NTC         5,261,589      1,532    Series TH
---------------------------------------------------------------------------------------
 Georgia Premium                        NPG         3,760,544      1,112    Series TH
---------------------------------------------------------------------------------------
 Maryland Premium                       NMY        10,502,956      1,404    Series W
                                                                   1,760    Series TH
---------------------------------------------------------------------------------------
 Massachusetts Premium                  NMT         4,673,212      1,360    Series TH
---------------------------------------------------------------------------------------
 Michigan Quality                       NUM        11,542,380      3,200    Series TH
                                                                     560    Series F
---------------------------------------------------------------------------------------
 Michigan Premium                       NMP         7,695,610        840    Series M
                                                                   1,400    Series TH
---------------------------------------------------------------------------------------
 Missouri Premium                       NOM         2,188,046        640    Series TH
---------------------------------------------------------------------------------------
 North Carolina Premium                 NNC         6,286,744      1,872    Series TH
---------------------------------------------------------------------------------------
 Ohio Quality                           NUO         9,515,279        680    Series M
                                                                   1,400    Series TH
                                                                   1,000    Series TH2
---------------------------------------------------------------------------------------
 Texas Quality                          NTX         9,440,838        760    Series M
                                                                   2,000    Series TH
---------------------------------------------------------------------------------------
 Virginia Premium                       NPV         8,727,205        832    Series T
                                                                   1,720    Series TH
---------------------------------------------------------------------------------------

This Joint Proxy Statement is first being mailed to shareholders of the Funds on or about September 17, 2001.

1. ELECTION OF BOARD MEMBERS OF EACH FUND

At each Fund's Annual Meeting, seven (7) Board Members are to be elected to serve until the next Annual Meeting and until their successors shall have been duly elected and qualified. Under the terms of each Fund's organizational documents, holders of MuniPreferred are entitled to elect two (2) Board Members, and the remaining Board Members are to be elected by holders of common shares and MuniPreferred, voting together as a single class.

FOR ARIZONA PREMIUM, MICHIGAN QUALITY, MICHIGAN PREMIUM AND OHIO QUALITY. The affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting will be required to elect Board Members of each Fund.

FOR CONNECTICUT PREMIUM, GEORGIA PREMIUM, MARYLAND PREMIUM, MASSACHUSETTS PREMIUM, MISSOURI PREMIUM, NORTH CAROLINA PREMIUM, TEXAS QUALITY AND VIRGINIA PREMIUM. The affirmative vote of a plurality of the shares present and entitled to vote at the Annual Meeting will be required to elect the Board Members of each Fund.

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed below unless the proxy is marked otherwise. Each of the nominees has agreed to serve as a Board Member of each Fund if elected; however, should any nominee become unable or unwilling to accept nomination for election, the proxies for each Fund will be voted for one or more substitute nominees designated by that Fund's present Board.

The table below shows each nominee's birthdate, principal occupations and other business affiliations, the year in which each nominee was first elected or appointed a Board Member of each Fund and the number of common shares of all Nuveen Funds (excluding money market funds) which each nominee beneficially owned as of July 31, 2001. On July 31, 2001, the Board Members did not beneficially own any of the Fund's common shares or shares of MuniPreferred. All of the nominees were last elected to the Board at the 2000 annual meeting of shareholders. Currently there is a vacancy on each Board. No candidate has been selected to fill this vacancy.

Other than Mr. Schwertfeger, none of the Board Members has ever been a director or an employee of Nuveen Investments or any affiliate.

EACH FUND'S BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES NAMED BELOW.

BOARD NOMINEES

-----------------------------------------------------------------------------------------------
                                                                             FULL COMMON SHARES
                                                                            OF ALL NUVEEN FUNDS
NAME, BIRTHDATE AND PRINCIPAL OCCUPATION OF    YEAR FIRST ELECTED OR         BENEFICIALLY OWNED
      NOMINEES AS OF JULY 31, 2001(1)        APPOINTED A BOARD MEMBER    AS OF JULY 31, 2001(2)
-----------------------------------------------------------------------------------------------
Robert P. Bremner, 8/22/40 Board Member of   1997-All Funds                       6,272
the Funds; private investor and management
consultant.
Lawrence H. Brown, 7/29/34 Board Member of   1993-All Funds                      11,714
the Funds; retired in August 1989 as Senior
Vice President of The Northern Trust
Company (banking and trust industry).
Anne E. Impellizzeri, 1/26/33 Board Member   1994-All Funds                      10,284
of the Funds; Executive Director (since
1998) of Manitoga/The Russel Wright Design
Center (home and landscape); formerly,
President and Chief Executive Officer of
Blanton-Peale Institute (a training and
counseling organization); prior thereto,
Vice President, Metropolitan Life Insurance
Co.
Peter R. Sawers, 4/3/33 Board Member of the  1991-All Funds except               20,633
Funds; Adjunct Professor of Business and     1992-Arizona Premium,
Economics, University of Dubuque, Iowa;      and Michigan Premium
formerly, Adjunct Professor, Lake Forest     1993-Connecticut Premium
Graduate School of Management, Lake Forest,  Georgia Premium
Illinois (1991-2000); prior thereto,         Maryland Premium
Executive Director, Towers Perrin            Massachusetts Premium
Australia; Chartered Financial Analyst and   Missouri Premium
Certified Management Consultant.             North Carolina Premium
                                             Virginia Premium
William J. Schneider, 9/24/44(3) Board       1997-All Funds                      49,251
Member of the Funds; Senior partner and
Chief Operating Officer, Miller-Valentine
Group; Vice President, Miller-Valentine
Realty (commercial real estate); Chair,
Miami Valley Hospital; Vice Chair Miami
Valley Economic Development Coalition;
formerly, Member, Community Advisory Board,
National City Bank, Dayton, Ohio and
Business Advisory Council, Cleveland
Federal Reserve Bank.

-----------------------------------------------------------------------------------------------
                                                                             FULL COMMON SHARES
                                                                            OF ALL NUVEEN FUNDS
NAME, BIRTHDATE AND PRINCIPAL OCCUPATION OF    YEAR FIRST ELECTED OR         BENEFICIALLY OWNED
      NOMINEES AS OF JULY 31, 2001(1)        APPOINTED A BOARD MEMBER    AS OF JULY 31, 2001(2)
-----------------------------------------------------------------------------------------------
*Timothy R. Schwertfeger,                    1994-All Funds                     352,582
3/28/49(3) Chairman of the Board (since
July 1996) and President (since July 1999)
of the Funds; Chairman (since May 1999),
Trustee and President (since July 1996) of
the Funds advised by Nuveen Institutional
Advisory Corp.; Chairman, Trustee and
President (since September 1999) of the
funds advised by Nuveen Senior Loan Asset
Management Inc.; Chairman (since July 1996)
and Director, previously Executive Vice
President, of The John Nuveen Company,
Nuveen Investments, Nuveen Advisory Corp.
and Nuveen Institutional Advisory Corp.;
Director (since 1996) of Institutional
Capital Corporation; Chairman and Director
(since January 1997) of Nuveen Asset
Management, Inc.; Chairman and Director of
Rittenhouse Financial Services, Inc. (since
1999); Chief Executive Officer and Director
(since September 1999) of Nuveen Senior
Loan Asset Management Inc.
Judith M. Stockdale, 12/29/47 Board Member   1997-All Funds                       3,826
of the Funds; Executive Director (since
1994) of the Gaylord and Dorothy Donnelley
Foundation, a private family foundation;
prior thereto, Executive Director (from
1990 to 1994) of the Great Lakes Protection
Fund.
-----------------------------------------------------------------------------------------------

(*) "Interested person" as defined in the Investment Company Act of 1940, as amended, by reason of being an officer or director of the Funds' investment adviser, Nuveen Advisory Corp.

(1) As of July 31, 2001, the Board Members and nominees were board members of 30 Nuveen open-end funds and 66 closed-end funds managed by Nuveen Advisory Corp. ("NAC"). In addition, Mr. Schwertfeger is a board member of nine open-end and five closed-end funds managed by Nuveen Institutional Advisory Corp. ("NIAC") and two funds managed by Nuveen Senior Loan Asset Management Inc. ("NSLAM").

(2) Certain Shares may be held in the name of, or jointly with, a director's spouse or a director may have disclaimed beneficial ownership of certain Shares.

(3) Board Members Schneider and Schwertfeger are Board nominees to be elected by holders of MuniPreferred for all Funds.

The Board Members affiliated with Nuveen Investments ("Nuveen") or Nuveen Advisory Corp. (the "Adviser") serve without any compensation from the Funds. Board Members who are not affiliated with Nuveen or the Adviser receive a $15,000 quarterly retainer ($60,000 annually) for serving as a board member of all funds sponsored by Nuveen and managed by the Adviser and a $1,000 fee per day plus expenses for attendance at all meetings held on a day on which a regularly scheduled Board meeting is held, a $1,000 fee per day plus expenses for attendance in person or a $500 fee per day plus expenses for attendance by telephone at a meeting held on a day on which no regular Board meeting is held, and a $250 fee per day plus expenses for attendance in person or by telephone at a meeting of the executive committee or the dividend committee. The annual retainer, fees and expenses are allocated among the funds managed by the Adviser on the basis of relative net asset sizes. Effective January 1, 1999, the Board of Directors/Trustees of certain Nuveen funds (the "Participating Funds") established a Deferred Compensation Plan for Independent Directors and Trustees ("Deferred Compensation Plan"). Under the Deferred Compensation Plan, Independent Board Members of the Participating Funds may defer receipt of all, or a portion, of the compensation they earn for their services to the Participating Funds, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount had been invested in shares of one or more eligible Nuveen funds. Each Independent Board Member, other than Mr. Brown, has elected to defer at least a portion of their fees. None of the Funds are Participating Funds.

The table below shows, for each Board Member who is not affiliated with Nuveen or the Adviser, the aggregate compensation (i) paid by each Fund to each Board Member for its last fiscal year and (ii) paid during the calendar year ended 2000.

                                                        AGGREGATE COMPENSATION FROM THE FUNDS
-----------------------------------------------------------------------------------------------------------------------
                               ----------------------------------------------------------------------------------------
                               ARIZONA   CONNECTICUT     GEORGIA     MARYLAND   MASSACHUSETTS   MICHIGAN   MICHIGAN
     NAME OF BOARD MEMBER      PREMIUM     PREMIUM       PREMIUM     PREMIUM       PREMIUM      QUALITY    PREMIUM
-----------------------------------------------------------------------------------------------------------------------
Robert P. Bremner               $124        $152          $109         $304         $136          $353       $225
Lawrence H. Brown                129         157           112          314          141           367        235
Anne E. Impellizzeri             124         152           109          304          136           353        225
Peter R. Sawers                  124         152           109          304          136           353        225
William J. Schneider             124         152           109          304          136           353        225
Judith M. Stockdale              124         152           109          304          136           353        225
-----------------------------------------------------------------------------------------------------------------------

                                                                                                             TOTAL
                                                                                                        COMPENSATION ON
                                                                                                         NUVEEN FUNDS
                                                                                                            PAID TO
                                                                                                             BOARD
                                                               AGGREGATE COMPENSATION FROM THE FUNDS      MEMBERS(1)
                                             --------------------------------------------------------------------------
                                             MISSOURI   NORTH CAROLINA    OHIO      TEXAS    VIRGINIA
NAME OF BOARD MEMBER                         PREMIUM       PREMIUM       QUALITY   QUALITY   PREMIUM
-----------------------------------------------------------------------------------------------------------------------
Robert P. Bremner                              $63           $181         $302      $276       $257         $71,000
Lawrence H. Brown                               65            187          314       287        266          75,000
Anne E. Impellizzeri                            63            181          302       276        257          71,000
Peter R. Sawers                                 63            181          302       276        257          71,250
William J. Schneider                            63            181          302       276        257          69,000
Judith M. Stockdale                             63            181          302       276        257          71,000
-----------------------------------------------------------------------------------------------------------------------

(1) Includes compensation for service on the boards of the NAC Funds for the calendar year ended 2000, including deferred fees.

Peter R. Sawers and Timothy R. Schwertfeger serve as members of the executive committee of the Board of each Fund. The executive committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board; provided that the scope of the powers of the executive committee, unless otherwise specifically authorized by the full Board, are limited to: (i) emergency matters where assembly of the full Board is impracticable (in which case management will take all reasonable steps to quickly notify each individual Board Member of the actions taken by the executive committee) or (ii) matters of administrative or ministerial nature. The executive committee of each Fund held no meetings during their fiscal year.

Lawrence H. Brown and Timothy R. Schwertfeger are the current members of the dividend committee for each Fund. The dividend committee is authorized to declare distributions on the Funds' shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The dividend committee of each Fund held twelve meetings during its last fiscal year.

Each Fund's Board has an audit committee composed of Board Members who are not "interested persons" of the Fund and who are "independent" as that term is defined in Section 303.01(B)(2)(a) and (3) of the New York Stock Exchange's listing standards. The audit committee reviews the work and any recommendations of the Fund's independent auditors. Based on such review, it is authorized to make recommendations to the Board. The audit committee of each Fund held two meetings during its last fiscal year. The audit committee has adopted a written charter. A copy of the written charter is attached as Appendix A to this proxy statement.

Nomination of those Board Members who are not "interested persons" of each Fund is committed to a governance committee composed of the Board Members who are not "interested persons" of that Fund. It identifies and recommends individuals to be nominated for election as non interested Board Members. The governance committee of each Fund held two meetings during its last fiscal year. No policy or procedure has been established as to the recommendation of Board Member nominees by shareholders.

The Board of each Fund with a May 31 fiscal year end held four regular meetings during its last fiscal year. Three regular meetings were held by the Board of each Fund with a July 31 fiscal year end. During the last fiscal year, each Board Member attended 75% or more of each Fund's Board meetings and the committee meetings (if a member thereof).

The following table sets forth information as of July 31, 2001 with respect to each executive officer of the Funds, other than Mr. Schwertfeger, who is a Board Member and included in the table relating to nominees for the Board. Officers of the Funds receive no compensation from the Funds. The term of office of all officers will expire in August 2002.

-------------------------------------------------------------------------------------------
                                        POSITIONS WITH           BUSINESS EXPERIENCE
         NAME             BIRTHDATE         FUNDS              AND PRINCIPAL OCCUPATION
-------------------------------------------------------------------------------------------
Alan G. Berkshire          12/28/60   Vice President and   Senior Vice President (since May
                                      Assistant            1999), formerly Vice President
                                      Secretary            (since May 1998), Secretary
                                      (since 1998)         (since May 1998) and General
                                                           Counsel (since September 1997)
                                                           of The John Nuveen Company and
                                                           Nuveen Investments; Senior Vice
                                                           President (since May 1999),
                                                           formerly Vice President (since
                                                           September 1997), and Secretary
                                                           (since May 1998) of Nuveen
                                                           Advisory Corp., Nuveen
                                                           Institutional Advisory Corp. and
                                                           Nuveen Asset Management, Inc.;
                                                           Senior Vice President and
                                                           Secretary (since September 1999)
                                                           of Nuveen Senior Loan Asset
                                                           Management Inc.; prior thereto,
                                                           Partner in the law firm of
                                                           Kirkland & Ellis.
Peter H. D'Arrigo          11/28/67   Vice President and   Vice President of Nuveen
                                      Treasurer (since     Investments (since January
                                      1999)                1999), prior thereto, Assistant
                                                           Vice President (from January
                                                           1997); formerly Associate of
                                                           Nuveen Investments; Vice
                                                           President and Treasurer (since
                                                           September 1999) of Nuveen Senior
                                                           Loan Asset Management Inc.;
                                                           Chartered Financial Analyst.
Michael S. Davern           6/26/57   Vice President       Vice President of Nuveen
                                      (since 1997)         Advisory Corp. (since January
                                                           1997); prior thereto, Vice
                                                           President and Portfolio Manager
                                                           of Flagship Financial Inc. (from
                                                           September 1991 to January 1997).
Lorna C. Ferguson          10/24/45   Vice President       Vice President of Nuveen
                                      (since 1998)         Investments; Vice President of
                                                           Nuveen Advisory Corp. and Nuveen
                                                           Institutional Advisory Corp.
                                                           (since January 1998).
William M. Fitzgerald        3/2/64   Vice President       Managing Director and Vice
                                      (since 1996)         President of Nuveen Advisory
                                                           Corp.; prior thereto, Assistant
                                                           Vice President of Nuveen
                                                           Advisory Corp. (from September
                                                           1992 to December 1995);
                                                           Chartered Financial Analyst.

-------------------------------------------------------------------------------------------
                                        POSITIONS WITH           BUSINESS EXPERIENCE
         NAME             BIRTHDATE         FUNDS              AND PRINCIPAL OCCUPATION
-------------------------------------------------------------------------------------------
Stephen D. Foy              5/31/54   Vice President and   Vice President of Nuveen
                                      Controller           Investments and (since May 1998)
                                      (since 1998)         The John Nuveen Company; Vice
                                                           President (since September 1999)
                                                           of Nuveen Senior Loan Asset
                                                           Management Inc; Certified Public
                                                           Accountant.
J. Thomas Futrell            7/5/55   Vice President       Vice President of Nuveen
                                      (since 1991)         Advisory Corp; Chartered
                                                           Financial Analyst.
Richard A. Huber            3/26/63   Vice President       Vice President of Nuveen
                                      (since 1998)         Institutional Advisory Corp.
                                                           (since March 1998) and Nuveen
                                                           Advisory Corp. (since January
                                                           1997); prior thereto, Vice
                                                           President and Portfolio Manager
                                                           of Flagship Financial Inc.
Steven J. Krupa             8/21/57   Vice President       Vice President of Nuveen
                                      (since 1990)         Advisory Corp.
David J. Lamb               3/22/63   Vice President       Vice President (since March
                                      (since 2000)         2000) of Nuveen Investments,
                                                           previously Assistant Vice
                                                           President (since January 1999),
                                                           prior thereto, Associate of
                                                           Nuveen Investments; Certified
                                                           Public Accountant.
Larry W. Martin             7/27/51   Vice President       Vice President, Assistant
                                      (since 1993) and     Secretary and Assistant General
                                      Assistant            Counsel of Nuveen Investments;
                                      Secretary (since     Vice President and Assistant
                                      each Fund's          Secretary of Nuveen Advisory
                                      organization)        Corp., Nuveen Institutional
                                                           Advisory Corp. and Nuveen Asset
                                                           Management, Inc.; (since January
                                                           1997) and Nuveen Senior Loan
                                                           Asset Management Inc. (since
                                                           September 1999); Assistant
                                                           Secretary of The John Nuveen
                                                           Company.
Edward F. Neild, IV          7/7/65   Vice President       Vice President of Nuveen
                                      (since 1996)         Advisory Corp.; Chartered
                                                           Financial Analyst.
Stephen S. Peterson         9/20/57   Vice President       Vice President (since September
                                      (since 1997)         1997); Assistant Vice President
                                                           (from September 1996 to
                                                           September 1997) and, prior
                                                           thereto, Portfolio Manager of
                                                           Nuveen Advisory Corp.; Chartered
                                                           Financial Analyst.
Thomas C. Spalding, Jr.     7/31/51   Vice President       Vice President of Nuveen
                                      (since each Fund's   Advisory Corp. and Nuveen
                                      organization)        Institutional Advisory Corp.;
                                                           Chartered Financial Analyst.

-------------------------------------------------------------------------------------------
                                        POSITIONS WITH           BUSINESS EXPERIENCE
         NAME             BIRTHDATE         FUNDS              AND PRINCIPAL OCCUPATION
-------------------------------------------------------------------------------------------
Gifford R. Zimmerman         9/9/56   Vice President       Vice President, Assistant
                                      (since 1993) and     Secretary and Associate General
                                      Secretary (since     Counsel of Nuveen Investments;
                                      1998)                Vice President, General Counsel
                                                           and Assistant Secretary of
                                                           Nuveen Advisory Corp. and Nuveen
                                                           Institutional Advisory Corp.;
                                                           Vice President and Assistant
                                                           Secretary of Nuveen Senior Loan
                                                           Asset Management Inc. (since
                                                           September 1999); Assistant
                                                           Secretary of The John Nuveen
                                                           Company; Chartered Financial
                                                           Analyst.
-------------------------------------------------------------------------------------------

On July 31, 2001, Board Members and executive officers of the Funds did not beneficially own any of the Funds' Common Shares or shares of MuniPreferred. On July 31, 2001, Board Members and executive officers of the Funds as a group beneficially owned 577,247 common shares of all funds managed by the Adviser, Nuveen Institutional Advisory Corp. or Nuveen Senior Loan Asset Management Inc. (includes Deferred Units and shares held by the executive officers in Nuveen's 401(k)/profit sharing plan, but excludes shares of money market funds). As of August 10, 2001 the Board Members and executive officers of the Funds as a group owned less than 1% of the outstanding common shares of each Fund. As of August 10, 2001 no shareholder owned more than 5% of any class of shares of any Fund.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of each Fund is responsible for assisting the Board in monitoring (1) the quality and integrity of the Fund's financial statements, (2) the Fund's compliance with regulatory requirements, and (3) the independence and performance of the Fund's independent and internal auditors. Among other responsibilities, the Committee reviews, in its oversight capacity, the Fund's annual financial statements with both management and the independent auditors and it meets periodically with the independent and internal auditors to consider their evaluation of the Fund's financial and internal controls. The Committee also recommends to the Board the selection of the Fund's independent auditors. The Committee is composed of six Board Members and operates under a written charter adopted and approved by the Board. Each Committee member is independent as defined by New York Stock Exchange listing standards. A copy of the Audit Committee Charter is attached to the proxy statement as Appendix A.

The Committee, in discharging its duties, has met with and held discussions with management and the Fund's independent and internal auditors. Management has represented to the independent auditors that each Fund's financial statements were prepared in accordance with generally accepted accounting principles. The Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees). The Fund's independent auditors provided to the Committee the written disclosure required by Independent Standards Board Standard No. 1 (Independent Discussions with Audit Committees), and the Committee has discussed with representatives of the independent auditor their firm's independence. As provided in the Audit Committee Charter, it is not the Committee's responsibility to determine, and the considerations and discussions referenced above do not ensure, that the

Fund's financial statements are complete and accurate and presented in accordance with generally accepted accounting principles.

Based on the Committee's review and discussions with management and the independent auditors, the representations of management and the report of the independent auditors to the Committee, the Committee has recommended that the Board include the audited financial statements in the Fund's Annual Report.

The members of the Committee are:

Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Judith M. Stockdale

AUDIT AND RELATED FEES
AUDIT FEES. The aggregate fees billed by Ernst & Young LLP for professional services for the audit of each Fund's financial statements for its most recently completed fiscal year were as follows:

-----------------------------------------------------------------------------------------
                                                  FINANCIAL INFORMATION
                                   AUDIT           SYSTEMS DESIGN AND           ALL OTHER
             FUND                  FEES            IMPLEMENTATION FEES            FEES
-----------------------------------------------------------------------------------------
Arizona Premium                   $11,440                  $0                    $2,268
Connecticut Premium                11,440                   0                     2,281
Georgia Premium                    11,440                   0                     2,258
Maryland Premium                   11,440                   0                     2,362
Massachusetts Premium              11,440                   0                     2,273
Michigan Quality                   11,440                   0                     2,393
Michigan Premium                   11,440                   0                     2,322
Missouri Premium                   11,440                   0                     2,233
North Carolina Premium             11,440                   0                     2,296
Ohio Quality                       11,440                   0                     2,366
Texas Quality                      11,440                   0                     2,351
Virginia Premium                   11,440                   0                     2,337
-----------------------------------------------------------------------------------------

ALL OTHER FEES. The Audit Committee of each Fund has generally considered whether the receipt of non-audit fees by Ernst & Young LLP from the Fund is compatible with maintaining Ernst & Young LLP's independence.

SECTION 16(A) BENEFICIAL INTEREST REPORTING COMPLIANCE

Section 30(h) of the Investment Company Act of 1940, as amended (the "1940 Act") and Section 16(a) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), require each Fund's Board Members and officers, investment adviser, affiliated persons of the investment adviser and persons who own more than ten percent of a registered class of the Funds' equity securities to file forms reporting their affiliation with that Fund and reports of ownership and changes in ownership of that Fund's shares with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange. These persons and entities are required by SEC regulation to furnish the Funds with copies of all Section 16(a) forms they file. Based on a review of these forms furnished to each Fund, each Fund believes that during its last fiscal year all Section 16(a) filing requirements applicable to that Fund's Board Members and officers, investment adviser and affiliated persons of the investment adviser were complied with.

INFORMATION ABOUT THE FUNDS' INVESTMENT ADVISER

The Adviser, located at 333 West Wacker Drive, Chicago, Illinois, serves as investment adviser and manager for each Fund. The Adviser is a wholly owned subsidiary of Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606. Nuveen is a subsidiary of The John Nuveen Company, which in turn is approximately 77% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is located at 385 Washington Street, St. Paul, Minnesota 55102, and is principally engaged in providing property-liability insurance through subsidiaries.

SHAREHOLDER PROPOSALS

To be considered for presentation at the Annual Meeting of Shareholders of any of the Funds to be held in 2002, a shareholder proposal submitted pursuant to Rule 14a-8 of the 1934 Act must be received at the offices of that Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than May 20, 2002. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) of a proposal submitted outside of the process of Rule 14a-8 must submit such written notice to the Fund not later than August 3, 2002. Timely submission of a proposal does not mean that such proposal will be included.

EXPENSES OF PROXY SOLICITATION

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement, and all other costs in connection with the solicitation of proxies, will be paid by the Funds pro rata based on the number of shareholder accounts. Additional solicitation may be made by letter, telephone or telegraph by officers of each Fund, by officers or employees of Nuveen Investments or Nuveen Advisory Corp., or by dealers and their representatives.

FISCAL YEAR

The last fiscal year for Connecticut Premium, Georgia Premium, Maryland Premium, Massachusetts Premium, Missouri Premium, North Carolina Premium, and Virginia Premium was May 31, 2001, and for Arizona Premium, Michigan Quality, Michigan Premium, Ohio Quality and Texas Quality was July 31, 2001.

ANNUAL REPORT DELIVERY

Annual reports for the Funds with a fiscal year ended in May 2001 were sent to shareholders of record of each Fund following each Fund's fiscal year end. The 2001 annual report for each Fund with a fiscal year ended in July 2001 is expected to be available on or before September 29, 2001. Each Fund will furnish, without charge, a copy of its annual report and/or semi-annual report upon request. Such written or oral requests should be directed to such Fund at 333 West Wacker Drive, Chicago, Illinois 60606, or by calling 1-800-257-8787.

GENERAL

Management does not intend to present and does not have reason to believe that any other items of business will be presented at any Fund's Annual Meeting. However, if other matters are properly presented to the Annual Meetings for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of each Fund.

A list of shareholders entitled to be present and to vote at each Fund's Annual Meeting will be available at the offices of the Funds, 333 West Wacker Drive, Chicago, Illinois, for inspection by any shareholder during regular business hours for ten days prior to the date of that Annual Meeting.

Failure of a quorum to be present at any Annual Meeting will necessitate adjournment and will subject that Fund to additional expense. The persons named in the enclosed proxy may also move for an adjournment of any Annual Meeting to permit further solicitation of proxies with respect to any of the proposals if they determine that adjournment and further solicitation is reasonable and in the best interests of the shareholders. Under each Fund's By-Laws, an adjournment of a meeting requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting.

IF YOU CANNOT BE PRESENT IN PERSON, YOU ARE REQUESTED TO VOTE YOUR SHARES PROMPTLY.

Gifford R. Zimmerman
Vice President and Secretary

September 17, 2001

                                                                      APPENDIX A

                     NUVEEN MANAGEMENT INVESTMENT COMPANIES

                            AUDIT COMMITTEE CHARTER

                                   July, 2000

ORGANIZATION

There shall be a committee of each Board of Directors/Trustees of the Nuveen Management Investment Companies to be known as the Audit Committee. The Audit Committee shall be composed of at least three Directors/Trustees. Audit Committee members shall be independent of the Management Investment Companies and free of any relationship that, in the opinion of the Directors/Trustees, would interfere with their exercise of independent judgment as a committee member. Each such member of the Audit Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one such member shall have accounting or related financial management expertise, in each case as determined by the Directors/ Trustees, exercising their business judgment.

STATEMENT OF POLICY

The Audit Committee shall assist the Board in monitoring (1) the accounting and reporting policies and practices of the Management Investment Companies (hereafter referred to as "Funds" or individually "Fund"), (2) the quality and integrity of the financial statements of the Funds, (3) the compliance by the Funds with legal and regulatory requirements and (4) the independence and performance of the external and internal auditors. In doing so, the Audit Committee shall seek to maintain free and open means of communication among the Directors, the independent auditors, the internal auditors and the management of Nuveen.

The Audit Committee shall have the authority in its discretion to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the John Nuveen Company or the Funds' independent auditors or outside counsel to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Funds' independent auditors and internal auditors shall have unrestricted accessibility at any time to committee members.

RESPONSIBILITIES

Fund management has the primary responsibility to establish and maintain systems for accounting, reporting and internal control.

The independent auditors have the primary responsibility to plan and implement an audit, with proper consideration given to the accounting, reporting and internal controls. The independent auditors are ultimately accountable to the Board and Audit Committee. It is the ultimate responsibility of the Board and the Audit Committee for selection, evaluation and replacement of the independent auditors.

In carrying out its responsibilities the Audit Committee believes its policies and procedures should remain flexible, in order to react to changing conditions and requirements applicable to the Funds.

The Audit Committee is responsible for the following:

     Fund Financial Statements:

       1. Reviewing the annual audited financial statements with Fund management including major issues regarding accounting and auditing principles and practices.

       2. Requiring the independent auditors to deliver to the Chairman of the Committee a timely report on any issues relating to the significant accounting policies, management judgements and accounting estimates or other matters that would need to be communicated under SAS 61, that arise during the auditor's review of the Fund's financial statements, which information shall be further communicated by the Chairman to the other members of the Committee, as deemed necessary or appropriate in the judgment of the Chairman.

     With respect to the independent auditors:

       3. Receiving periodic reports (including a formal written statement delineating all relationships between the auditors and the Funds) from the firms of independent auditors regarding their independence, their membership in the SEC practice section of the AICPA and their compliance with all applicable requirements for independence and peer review, and discussing such reports with the auditors.

       4. Reviewing and recommending to the Directors/Trustees the independent auditors to be selected to audit the annual financial statements of the Funds.

       5. Meeting with the independent auditors and Fund management to review the scope and fees of the proposed audits for the current year and the audit procedures to be utilized. At the conclusion of the audit, reviewing such audit results, including any comments or recommendations of the independent auditors, any significant changes required from the originally planned audit programs and any adjustments to such statements recommended by the auditors.

       6. Providing sufficient opportunity at all meetings of the Audit Committee for the independent auditors to meet with the members of the Audit Committee without members of Fund management being present.

     With respect to any internal auditor:

       7. Reviewing the internal audit function as it relates to the Funds including the proposed programs for the coming year. It is not the obligation or responsibility of the Audit Committee to confirm the independence of any Nuveen internal auditors performing services relating to the Funds or to approve any termination or replacement of the Nuveen Manager of Internal Audit.

       8. Receiving a summary of findings from any completed internal audits pertaining to the Funds and a progress report on the proposed internal audit plan for the Funds, with explanations for significant deviations from the original plan.

     Other responsibilities:

       9. Receiving and reviewing periodic or special reports issued on exposure/controls, irregularities and control failures related to the Funds.

      10. Reviewing with the independent auditors, with any internal auditor and with Fund management, the adequacy and effectiveness of the accounting and financial controls of the Funds, and elicit any recommendations for the improvement of internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose payments, transactions or procedures which might be deemed illegal or otherwise improper.

      11. Reviewing the reports of examinations by regulatory authorities.

      12. Reporting to the Directors/Trustees on the results of the activities of the Committee.

      13. Performing any special reviews, investigations or oversight responsibilities requested by the Directors/Trustees.

      14. With respect to the Exchange-Traded Funds, preparing any report required by the rules of the SEC to be included in a proxy statement for a fund.

      15. Reviewing and reassessing annually the adequacy of this charter and providing a recommendation to the Board of Directors/Trustees for approval of any proposed changes deemed necessary or advisable by the Committee.

Although the Audit Committee shall have the authority and responsibilities set forth in this Charter, it is not the responsibility of the Audit Committee to plan or conduct audits or to determine that the Funds' financial statements are complete and accurate and are in accordance with generally accepted accounting principles. That is the responsibility of management and the independent auditors. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors or to ensure compliance with laws and regulations.

                           [NUVEEN INVESTMENTS LOGO]

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 257-8787

www.nuveen.com                                                           NAZ1001


[NUVEEN LOGO]                                                               NUVEEN TEXAS QUALITY INCOME MUNICIPAL FUND
NUVEEN INVESTMENTS
                                                                                 ANNUAL MEETING OF SHAREHOLDERS
333 WEST WACKER DRIVE
CHICAGO, IL 60606-1256                                                                    COMMON SHARES

                                                                            PROXY SOLICITED BY THE BOARD OF TRUSTEES
                                                                             FOR THE ANNUAL MEETING OF SHAREHOLDERS,
                                                                                        OCTOBER 24, 2001

                                                               The annual meeting of shareholders will be held Wednesday, October
                                                               24, 2001, at 11:00 a.m. Central Time, in the 31st Floor Conference
                                                               Room of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois.
                                                               At this meeting, you will be asked to vote on the proposal described in the proxy statement attached. The undersigned hereby appoints
                                                               Timothy R. Schwertfeger, Larry W. Martin and Gifford R. Zimmerman,
                                                               and each of them, with full power of substitution, proxies for the undersigned to represent and vote the shares of the undersigned at the annual meeting of shareholders to be held on October 24, 2001, or any adjournment or adjournments thereof.


You are encouraged to specify your choice by marking the appropriate box. If you do not mark any box, your proxy will be voted "FOR" the proposal. Please mark, sign, date and return this proxy card promptly using the enclosed envelope if you are not voting by telephone or over the Internet. To vote by telephone, please call (800) 690-6903. To vote over the Internet, go to www.proxyvote.com. In either case you will be asked to enter the control number on the right hand side of this proxy card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  X        NUNEW 4                     KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------------------
                                                DETACH AND RETURN THIS PORTION ONLY

                                        THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

------------------------------------------------------------------------------------------------------------------------------------
NUVEEN TEXAS QUALITY INCOME MUNICIPAL FUND
Common Shares

Vote On Proposal                                            For   Withhold   For All            To withhold authority to vote, mark
                                                            All     All       Except            "For All Except" and write the
                                                                                                nominee's number on the line below.
    ELECTION OF NOMINEES TO THE  BOARD                      [  ]   [  ]       [  ]
    01) Robert P. Bremner
    02) Lawrence H. Brown
    03) Anne E. Impellizzeri
    04) Peter R. Sawers
    05) Judith M. Stockdale


    WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN
    YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE
    COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE (800) 690-6903 OR
    OVER THE INTERNET (www.proxyvote.com).

    In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting.

    The shares to which this proxy relates will be voted as specified. If no specification is made, such shares will be voted "FOR the election of nominees to the Board and "FOR the proposal set forth on this proxy.

    Please be sure to sign and date this proxy if you are not voting by telephone or over the Internet.

    NOTE: Please sign your name exactly as it appears on this proxy. If shares are held jointly, each holder must sign the proxy. If you are signing on behalf of an estate, trust, or corporation, please state your title or capacity.


    ------------------------------------------       -----------------------------------------

    ------------------------------------------       -----------------------------------------
    Signature (PLEASE SIGN WITHIN BOX)  Date         Signature (Joint Owners)            Date




[NUVEEN LOGO]                                                            NUVEEN TEXAS QUALITY INCOME MUNICIPAL FUND
NUVEEN INVESTMENTS
                                                                               ANNUAL MEETING OF SHAREHOLDERS
333 WEST WACKER DRIVE
CHICAGO, IL 60606-1256                                                MUNICIPAL AUCTION RATE CUMULATIVE PREFERRED SHARES
                                                                                           SERIES M
                                                                           PROXY SOLICITED BY THE BOARD OF TRUSTEES
                                                                            FOR THE ANNUAL MEETING OF SHAREHOLDERS,
                                                                                      OCTOBER 24, 2001

                                                               The annual meeting of shareholders will be held Wednesday, October
                                                               24, 2001, at 11:00 a.m. Central Time, in the 31st Floor Conference
                                                               Room of John Nuveen & Co. Incorporated, 333 West Wacker Drive,
                                                               Chicago, Illinois. At this meeting, you will be asked to vote on the proposal described in the proxy statement attached. The undersigned hereby appoints Timothy R. Schwertfeger, Larry W. Martin and
                                                               Gifford R. Zimmerman, and each of them, with full power of substitution, proxies for the undersigned to represent and vote the shares of the undersigned at the annual meeting of shareholders to be held on October 24, 2001, or any adjournment or adjournments thereof.

You are encouraged to specify your choice by marking the appropriate box. If you do not mark any box, your proxy will be voted "FOR" the proposal. Please mark, sign, date and return this proxy card promptly using the enclosed envelope if you are not voting by telephone or over the Internet. To vote by telephone, please call (800) 690-6903. To vote over the Internet, go to www.proxyvote.com. In either case you will be asked to enter the control number on the right hand side of this proxy card.




TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  X             NUNEW 6                KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------------------
                                               DETACH AND RETURN THIS PORTION ONLY
                                        THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

NUVEEN TEXAS QUALITY INCOME MUNICIPAL FUND
SERIES M Preferred Shares

      Vote On Proposal                                    For     Withhold   For All       To withhold authority to vote, mark "For
                                                          All       All       Except       All Except" and write the nominee's
                                                                                           number on the line below.

    ELECTION OF NOMINEES TO THE BOARD                     [ ]       [ ]        [ ]
    01) Robert P. Bremner
    02) Lawrence H. Brown
    03) Anne E. Impellizzeri
    04) Peter R. Sawers
    05) Judith M. Stockdale
    06) William J. Schneider
    07) Timothy R. Schwertfeger



    WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND
    SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR
    VOTE WILL BE COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE
    (800) 690-6903 OR OVER THE INTERNET (www.proxyvote.com).

    In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting.

    The shares to which this proxy relates will be voted as specified. If no specification is made, such shares will be voted "FOR the election of nominees to the Board and "FOR the proposal set forth on this proxy.

    Please be sure to sign and date this proxy if you are not voting by telephone or over the Internet.

    NOTE: Please sign your name exactly as it appears on this proxy. If shares are held jointly, each holder must sign the proxy. If you are signing on behalf of an estate, trust, or corporation, please state your title or capacity.


    ------------------------------------------       -----------------------------------------

    ------------------------------------------       -----------------------------------------
    Signature (PLEASE SIGN WITHIN BOX)   Date        Signature (Joint Owners)           Date




[NUVEEN LOGO]                                                             NUVEEN TEXAS QUALITY INCOME MUNICIPAL FUND
NUVEEN INVESTMENTS
                                                                               ANNUAL MEETING OF SHAREHOLDERS
333 WEST WACKER DRIVE
CHICAGO, IL 60606-1256                                                MUNICIPAL AUCTION RATE CUMULATIVE PREFERRED SHARES
                                                                                          SERIES TH
                                                                           PROXY SOLICITED BY THE BOARD OF TRUSTEES
                                                                            FOR THE ANNUAL MEETING OF SHAREHOLDERS,
                                                                                      OCTOBER 24, 2001

                                                               The annual meeting of shareholders will be held Wednesday, October
                                                               24, 2001, at 11:00 a.m. Central Time, in the 31st Floor Conference
                                                               Room of John Nuveen & Co. Incorporated, 333 West Wacker Drive,
                                                               Chicago, Illinois. At this meeting, you will be asked to vote on the proposal described in the proxy statement attached. The undersigned hereby appoints Timothy R. Schwertfeger, Larry W. Martin and
                                                               Gifford R. Zimmerman, and each of them, with full power of substitution, proxies for the undersigned to represent and vote the shares of the undersigned at the annual meeting of shareholders to be held on October 24, 2001, or any adjournment or adjournments thereof.

You are encouraged to specify your choice by marking the appropriate box. If you do not mark any box, your proxy will be voted "FOR" the proposal. Please mark, sign, date and return this proxy card promptly using the enclosed envelope if you are not voting by telephone or over the Internet. To vote by telephone, please call (800) 690-6903. To vote over the Internet, go to www.proxyvote.com. In either case you will be asked to enter the control number on the right hand side of this proxy card.




TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  X             NUNEW 6                KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------------------
                                               DETACH AND RETURN THIS PORTION ONLY
                                        THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

NUVEEN TEXAS QUALITY INCOME MUNICIPAL FUND
SERIES TH Preferred Shares

      Vote On Proposal                                    For     Withhold   For All       To withhold authority to vote, mark "For
                                                          All       All       Except       All Except" and write the nominee's
                                                                                           number on the line below.

    ELECTION OF NOMINEES TO THE BOARD                     [ ]       [ ]        [ ]
    01) Robert P. Bremner
    02) Lawrence H. Brown
    03) Anne E. Impellizzeri
    04) Peter R. Sawers
    05) Judith M. Stockdale
    06) William J. Schneider
    07) Timothy R. Schwertfeger


    WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND
    SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR
    VOTE WILL BE COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE
    (800) 690-6903 OR OVER THE INTERNET (www.proxyvote.com).

    In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting.

    The shares to which this proxy relates will be voted as specified. If no specification is made, such shares will be voted "FOR the election of nominees to the Board and "FOR the proposal set forth on this proxy.

    Please be sure to sign and date this proxy if you are not voting by telephone or over the Internet.

    NOTE: Please sign your name exactly as it appears on this proxy. If shares are held jointly, each holder must sign the proxy. If you are signing on behalf of an estate, trust, or corporation, please state your title or capacity.


    ------------------------------------------       -----------------------------------------

    ------------------------------------------       -----------------------------------------
    Signature (PLEASE SIGN WITHIN BOX)   Date        Signature (Joint Owners)           Date


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